                         NOTICE OF GUARANTEED DELIVERY

                                      for

                        Tender of Shares of Common Stock

                                       of
                            SQUARE INDUSTRIES, INC.
                   (Not To Be Used For Signature Guarantees)

     This Notice of Guaranteed Delivery, or one substantially in the form hereof, must be used to accept the Offer (as defined below) (i) if certificates ("Shares Certificates") evidencing shares of common stock, par value $.01 per share (the "Shares") of Square Industries, Inc., are not immediately available,
(ii) if Share Certificates and all other required documents cannot be delivered to SunTrust Bank, Atlanta, as Depositary (the "Depositary"), prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase (as defined below)), or (iii) if the procedure for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand or mail or transmitted by telegram or facsimile transmission (for eligible institutions only) to the Depositary. See Section 3 of the Offer to Purchase.

                        The Depositary for the Offer is:
                             SUNTRUST BANK, ATLANTA

                           By Facsimile Transmission:
                                 (FOR ELIGIBLE
                               INSTITUTIONS ONLY)
                                 (404) 865-5371
                         Confirm Receipt of Guaranteed
                             Delivery by Telephone:
                                 (800) 568-3476

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
           By Mail:                       By Hand:                 By Overnight Carrier
    SunTrust Bank, Atlanta         SunTrust Bank, Atlanta         SunTrust Bank, Atlanta
         P.O. Box 4625               58 Edgewood Avenue             58 Edgewood Avenue
       Atlanta, GA 30302                  Room 225                       Room 225
                                      Atlanta, GA 30303              Atlanta, GA 30303
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     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS
SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION
OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

     The undersigned hereby tenders to Central Parking System -- Empire State, Inc., a New York corporation and an indirect wholly-owned subsidiary of Central Parking Corporation, a Tennessee corporation, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated December 13, 1996 (the "Offer to Purchase"), and the related Letter of Transmittal (which together constitute the "Offer"), receipt of each of which is hereby acknowledged, the number of Shares specified below pursuant to the guaranteed delivery procedure described in Section 3 of the Offer to Purchase.

Number of Shares:
                 -------------------------------------

Certificate Nos. (If Available):

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Check one box if Shares will be delivered by
book-entry transfer:

     [ ] The Depository Trust Company

     [ ] Philadelphia Depository Trust Company

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NAME OF TENDERING INSTITUTION

Account No.
           -------------------------------------------

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              (SIGNATURE(S) OF HOLDER(S))

Dated:                                         , 199
      -----------------------------------------     --
Name(s) of Holders:

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                 PLEASE TYPE OR PRINT

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                       ADDRESS

------------------------------------------------------
                                              ZIP CODE

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AREA CODE AND TELEPHONE NO.

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or which is a commercial bank or trust company having an office or correspondent in the United States, guarantees to deliver to the Depositary, at one of its addresses set forth above, Share Certificates evidencing the Shares tendered hereby, in proper form for transfer, or confirmation of book-entry transfer of such Shares into the Depositary's account at The Depository Trust Company or Philadelphia Depository Trust Company, in each case with delivery of a Letter of Transmittal (or facsimile thereof) properly completed and duly executed, with any required signature guarantees or an Agent's Message (as defined in the Offer to Purchase) in the case of a book-entry delivery, and any other required documents, all within five New York Stock Exchange trading days of the date hereof.

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
--------------------------------------------     --------------------------------------------
                NAME OF FIRM                                 AUTHORIZED SIGNATURE


--------------------------------------------     --------------------------------------------
                  ADDRESS                                            TITLE

                                                 Name
--------------------------------------------     -------------------------------------------
                 ZIP CODE                                  PLEASE TYPE OR PRINT

                                                 Date                               , 199
--------------------------------------------         -------------------------------     ---
         AREA CODE AND TELEPHONE NO.
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     DO NOT SEND SHARE CERTIFICATES WITH THIS NOTICE. SHARE CERTIFICATES SHOULD
BE SENT WITH YOUR LETTER OF TRANSMITTAL.